Supplement dated May 17, 2019, to the
Prospectus for your Variable Annuity
Issued by

AMERICAN MATURITY LIFE INSURANCE COMPANY

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by American Maturity Life Insurance Company.

Effective on or about June 3, 2019, the funds and trusts listed below will change their names. In addition, the investment adviser, The Dreyfus Corporation, will change its name to BNY Mellon Investment Adviser, Inc.

Fund - Current Name	Fund – New Name	Trust – Current Name	Trust – New Name
Dreyfus Variable Investment Fund – Appreciation Portfolio – Initial Shares	BNY Mellon Variable Investment Fund, Appreciation Portfolio – Initial Shares	Dreyfus Variable Investment Fund	BNY Mellon Variable Investment Fund
Dreyfus Variable Investment Fund – Opportunistic Small Cap Portfolio – Initial Shares	BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares	Dreyfus Variable Investment Fund	BNY Mellon Variable Investment Fund

If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.

AMLSUP2